As filed with the Securities and Exchange Commission on December 30, 2003
Securities Act File No. 333-106971
Investment Company Act File No. 811-21399

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No. ___	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 1	[ ]

(Check appropriate box or boxes)

THE AEGIS FUNDS
(Exact Name of Registrant as Specified in Charter)

1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201
(Address of Principal Executive Offices)

Registrant's Telephone Number: (703) 528-7788

Mr. William S. Berno
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
(Name and Address of Agent for Service)

With Copies to:

Patrick W.D. Turley, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registrations Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), shall determine.

THE AEGIS FUNDS

Aegis High Yield Fund

January 1, 2004

This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.

Like all mutual funds, these securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                                                                                               Page

Goals and Strategies

Performance/Risk Information

Fees and Expenses

Additional Information About the Fund's Investment Strategies and Risks

Management of the Fund

                          Proxy Voting Policy

About Your Account

Shareholder Accounts and Services

Appendix

Aegis High Yield Fund

Unless otherwise stated, all investment strategies (including investment goals) and limitations of the Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. However, in the case of the Fund's principal investment strategy to invest at least 80% of its assets in high yield securities, the Board must provide shareholders notice 60 days prior to any change to such policy. In addition, for purposes of this 80% investment strategy, "assets" of the Fund means net assets plus the amount of any borrowings for investment purposes.

Goals and Strategies

Goals The Fund's principal investment goal is to seek maximum total return with an emphasis on high current income. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

Principal Investment Strategy Under normal circumstances, the Fund invests at least 80% of its assets in high yield securities. The Fund invests primarily in a diversified portfolio of lower-quality, high-risk U.S. and foreign corporate bonds, commonly referred to as high-yield bonds (or "junk bonds") that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") (which may include bonds having default credit ratings), or that are unrated but are considered by the Fund's investment advisor, Berno, Gambal & Barbee, Inc. ("BGB" or the "Advisor"), to be of comparable quality. These bonds may include convertible bonds. Convertible bond issues, unlike conventional high-yield bonds, give the bondholder the right to convert a bond into a specified number of shares of common stock of the issuing company. Such bonds will generally be more volatile because their market value is influenced by the price action of the underlying stock, and the conversion feature provides the possibility of capital appreciation beyond par value.

High yield bonds generally provide a high current income in an effort to compensate investors for a significantly higher credit risk, risk of loss and risk of default than higher quality securities. High yield bonds accrue interest daily, but generally pay interest semi-annually. These bonds, because they are rated below investment grade by credit rating agencies, are considered speculative securities. Please see "Additional Information About the Fund's Investment Strategies and Risks" for more information on credit ratings.

The Fund's managers choose securities based on careful credit research and attempt to purchase securities at prices that represent a meaningful discount to the estimated intrinsic value derived from that research. The Fund's managers will evaluate each security and derive an estimated intrinsic value based on such credit risk measures as cash flow coverage ratios, corporate net asset values, the issue's seniority in the overall capital structure, the volatility of corporate cash flows and asset values, and the issue's particular credit covenants.

It is the belief of the Fund's managers that such mispriced securities will be more commonly found among smaller, less actively traded issues and among securities issued by smaller or newer companies that are not closely followed by the investment community or that lack the operating history or capital to merit an investment-grade rating. For these purposes, the Fund considers smaller companies to be issuers with debt and equity securities having a total market value less than $1 billion.

The Fund also invests in high-yield bond issuers that include former blue chip companies that are attempting to recover from business setbacks or a cyclical downturn (commonly known as "turnaround situations"), firms with weak cash flow characteristics, firms with heavy debt loads, companies electing to borrow to pursue an acquisition strategy, or companies electing to borrow to avoid a hostile takeover.

The Fund invests in foreign securities. In recent years, many foreign companies have issued debt securities denominated in dollars and rated below investment grade. These securities may have higher yields than similar domestic securities, but present special risks including political and legal risks, greater liquidity risks, and currency exchange risks.

The Fund's managers sell securities that have undergone a significant deterioration in their fundamental credit strength and intrinsic value, or securities that have appreciated to a point where their potential return is less attractive than that of other available securities of comparable quality.

The Fund's managers may borrow up to 33-1/3% of the value of the Fund's assets for investment purposes to the extent they believe that such leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

The Fund's portfolio generally consists of intermediate-term high-yield bonds having a weighted average maturity in the three-to-eight year range. These bonds may have principal payments that are fixed rate, variable, or both. In addition, the Fund may invest in instruments that have interest rate, dividend payment and reset terms that are subject to adjustment by the issuer which could cause their terms to fluctuate, depending upon the terms applicable to the instrument. The Fund may invest up to 20% of its assets in other assets, including but not limited to common stocks, warrants, and investment-grade bonds.

The Fund's managers calculate the portfolio's duration to estimate its sensitivity to changes in interest rates. Duration is a calculation of the price sensitivity of a bond to a given change in interest rates, based on the present value of its interest and principal payments. Bonds with high interest coupons will have shorter durations than bonds with lower coupons. The shorter the duration of a bond, the less sensitive its price will be to changes in interest rates.

Temporary Defensive Investments The Fund's managers may take a temporary defensive position by holding cash or by investing in money market funds, repurchase agreements on government securities and other cash equivalents when the securities markets are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment objectives because it may not invest or may invest less in securities that the manager believes are undervalued in the marketplace. The Fund's defensive investment position may not be effective in protecting its value.

Who Might Want to Invest? The Fund may be an appropriate investment for risk-oriented investors seeking to maximize total return as well as a high level of current income. The Fund can be used in both regular accounts and in retirement accounts. An investor should be comfortable with the higher risk level and greater uncertainties surrounding junk bonds compared to investment grade securities. In addition, the Fund's goal is most suitable for long-term investors who are willing to hold their investment for extended periods of time through market fluctuations and the accompanying changes in Fund share prices.

The Fund is not intended for investors seeking short-term returns or pursuing a market timing strategy. It is also not appropriate for investors seeking stability and liquidity.

Principal Risks

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or even extended periods of time. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you invest.

Credit Risk Under normal conditions, credit risk is one of the most significant risks for the Fund's portfolio. There is a high risk that a portfolio holding might be unable to pay its interest and principal obligations in a timely manner, thus creating a default situation. Even if there is no actual default, there is the possibility that a bond will decline in price if its credit rating is downgraded to a more speculative category. If the Fund's managers are unable to accurately assess credit risk, or assume too much credit risk in a poor economic environment, the Fund will experience a higher default rate than anticipated and its portfolio value will decline as defaults occur. The Fund attempts to reduce its portfolio's credit risk by diversifying its holdings and avoiding the lowest quality securities which are most vulnerable to default.

Convertible Securities Risk Convertible securities generally offer lower interest or dividend yields than non-convertible securites of comparable quality. The market values of convertible securities tend to decline as interest rates increase. The value of a convertible security may also be adversely effected as a result of economic and market developments involving the issuer of the securities that the security is convertible into.

Equity Investment Risk To the extent the Fund invests in common stocks, it may be particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. In addition, the interests of equity holders are typically subordinated to the interets of other senior shareholders, such as preferred shareholders, as well as to the interests of general creditors of the issuer.

Extension Risk In some cases, a bond issuer may seek to extend the maturity of a bond issue rather than pay the principal amount due at the original maturity date. Even if interest continues to be paid on the bond, this will increase the Fund's risk by delaying an expected principal payment, and also force the Fund to either hold the security longer than anticipated or sell the security in the market at a price which may be unfavorable. If an extension happens during a time of rising interest rates, the Fund will be unable to reinvest its principal at the higher rates as expected.

Foreign Investment Risk To the extent the Fund holds foreign bonds, whether or not such bonds are denominated in U.S. dollars, the Fund will be subject to special risks. These risks will include greater volatility, currency losses, investments that are less liquid than similar U.S. bonds, and adverse political or economic developments resulting from political, international or military crises.

High Yield Security Risk Investment in high yield securities can involve a substantial risk of loss. These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer's ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile and these securities are generally much less liquid than investment grade debt securities.

Inflation/Deflation Risk An increase in long-term inflation will typically increase interest rates and cause fixed income securities held by the Fund to decline in value. Inflation erodes the purchasing power of future interest and principal payments on bonds. A period of deflation will typically reduce interest rates and cause fixed income securities to increase in value. Longer-term securities are generally more sensitive to inflation or deflation than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate based on inflationary or deflationary trends.

Interest Rate Risk Rising interest rates will cause the prices of existing bonds in the market to fall. Longer maturity bonds typically decline more than those with shorter maturities. If the Fund holds longer maturity bonds and interest rates rise unexpectedly, the Fund's price could decline. Falling interest rates will cause the Fund's portfolio income to decline, as maturing bonds are reinvested at lower yields. Investors should expect the Fund's monthly income to fluctuate with changes in its portfolio and changes in the level of interest rates.

Leveraging/Borrowing Risk Borrowings by the Fund may involve leveraging. Leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. If the securiteis held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

Liquidity Risk The high-yield bond market is much less liquid than the investment-grade bond market. This creates a risk that the Fund may not be able to buy or sell optimal quantities of high-yield bonds at desired prices and that large purchases or sales of certain high-yield bonds may cause substantial price swings.

Manager Risk Performance of individual high-yield bond issues can vary widely. Over any given time period, it is possible that poor security selection by the Fund's managers will cause the Fund to underperform other funds with similar investment objectives. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Market Risk The high-yield bond market can experience sharp and sudden price swings due to a variety of factors, including changes in securities regulations, swings in market psychology, volatility in the stock market, changing economic conditions, a highly-publicized default, or changes in asset allocations by major institutional investors.

Political and International Crisis Risk From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closure of the American markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale. Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could harm the value of the Fund's shares and harm the managers' ability to properly manage the Fund's portfolio, thereby increasing the potential of losses in the Fund.

Prepayment Risk Virtually all high-yield bonds may be called by the issuer prior to final maturity. The Fund may experience losses when an issuer calls a bond held by the Fund earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

Small Company Risk Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies and their securities may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company securities typically are traded in lower volume, may be less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Warrant Investment Risk Warrants are rights to purchase securities at a specified time at a specified price. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance/Risk Information

Performance Returns As of the date of this Prospectus, the Fund had not completed a full calendar year of operations. For this reason, performance information for the Fund is not provided in this Prospectus.

Fees and Expenses

Summary of Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends
None
Redemption Fee	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.30%[2]
Total Annual Fund Operating Expenses (before waivers)	2.20%[2]
Less: Fee Waivers and/or Expense Reimbursement	1.00%[2]
Net Expenses	1.20%[2]
_________________________

1  The Fund is a pure no-load fund. There are no fees or charges assessed by the Fund to buy or sell fund shares, reinvest income, or exchange into another Aegis Fund. There are no 12b-1 fees. However, investment broker/dealers may charge a fee or commission to execute purchases or sales of Fund shares through outside brokerage accounts, just as they may on any other securities transaction.

2  "Other Expenses" are based on estimated amounts for the current fiscal year. The Advisor has entered into a contractual expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 1.20% of the Fund's average daily net assets through the Fund's first full fiscal year ending December 31, 2004. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the "Total Annual Fund Operating Expenses" of the Fund to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year $123	3 Years $711

Additional Information About the Fund's Principal Investment Strategy and Risks

This section further describes the Fund's principal investment strategy and the risks that are summarized in the section entitled, "Goals and Strategies." The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks, which are described in the Statement of Additional Information.

Principal Investment Strategy The Fund invests primarily in a diversified group of high-yield bonds, commonly known as "junk bonds," that are rated below investment grade by independent rating agencies-that is, rated below Baa by Moody's, or BBB by S&P or Fitch, or unrated issues deemed by the Advisor to be of comparable quality. Bonds with these low ratings are speculative securities, and the risk of default is considered significant compared to higher quality bond issues. The Appendix shows the major agencies' credit ratings for bonds in a range from AAA for the highest quality issues to D for those issues in default.

Portfolio Turnover Because the market for high-yield bonds is more illiquid than the investment-grade bond market, the Fund's managers attempt to minimize the Fund's portfolio turnover, although bonds will be sold at any time if the Fund's managers determine such action to be in the best interest of Fund shareholders. Turnover is an indication of the frequency of portfolio trading. A high turnover rate may increase transaction costs, reduce the Fund's total return, and generate taxable capital gains that must be distributed to Fund shareholders. The Fund does not generally trade in securities for short-term profits.

Risk Factors

Credit Risk

Lower-rated bonds present significantly more risk of default, which is a failure to make all payments of interest and principal in a timely manner. In a default situation there is also a risk that the eventual recovery value to bondholders may be, and usually is in the case of high-yield bonds, less than the bond's full value and accrued interest. Defaults, therefore, will generally reduce the income and value of the Fund's portfolio.

Whether or not there is an actual default, perceived changes in a bond's credit quality can cause a significant decrease or increase in the bond's market value. These changes are often accompanied by a ratings downgrade or upgrade from one or more rating agencies. In some cases an issuer's credit quality may change slowly over time, but in other cases a sudden event may dramatically alter the perceived or actual credit quality of a security.

The Fund attempts to reduce the impact of changes in credit risk by maintaining a broadly diversified portfolio representing many types of issuers from many different industry groups.

The Fund's managers perform careful credit research on any security before it is purchased in the Fund, and then carefully monitor the credits in the portfolio for any deterioration in quality. They also attempt to take advantage of issues that are enjoying improving credit quality and have appreciation potential.

Convertible Securities Risk:

Convertible securities generally offer lower interest or dividend yields than non-convertible securites of comparable quality. The market values of convertible securities tend to decline as interest rates increase. The value of a convertible security may also be adversely effected as a result of economic and market developments involving the issuer of the securities that the security is convertible into.

Equity Investment Risk

To the extent the Fund invests in common stocks, it may be particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. In addition, the interests of equity holders are typically subordinated to the interets of other senior shareholders, such as preferred shareholders, as well as to the interests of general creditors of the issuer.

Extension Risk

In some cases, a bond issuer may seek to extend the maturity of a bond issue rather than pay the principal amount due at the original maturity date. Even if interest continues to be paid on the bond, this will increase the Fund's risk by delaying an expected principal payment, and also force the Fund to either hold the security longer than anticipated or sell the security in the market at a price which may be unfavorable. If an extension happens during a time of rising interest rates, the Fund will be unable to reinvest its principal at the higher rates as expected.

Foreign Investment Risk

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security.

High Yield Security Risk

Investment in high yield securities can involve a substantial risk of loss. These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer's ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile and these securities are generally much less liquid than investment grade debt securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract causing certain of such instruments to potentially become more difficult to sell, or, ultimately, illiquid. Because there are fewer dealers in the market for high yield securities, prices quoted on certain instruments may very widely.

Inflation/Deflation Risk

An increase in long-term inflation will typically increase interest rates and cause fixed income securities held by the Fund to decline in value. Inflation erodes the purchasing power of future interest and principal payments on bonds.

A period of deflation will typically reduce interest rates and cause fixed income securities to increase in value. Longer-term securities are generally more sensitive to inflation or deflation than short-term securities. Generally, the longer the average maturity of the securities held by the Fund, the more the Fund's share price will fluctuate based on inflationary or deflationary trends.

Interest Rate Risk

Bond prices move in the opposite direction of interest rates. Thus a period of rising interest rates will cause a bond portfolio to decline in value, and a period of falling interest rates will cause a bond portfolio to rise in value.

During periods of rapidly rising interest rates the Fund's portfolio could decline in value. Investors should understand that interest rate cycles can be measured in many years, and that there have been long periods of time in the past when interest rates have been rising. Such time periods will make it more difficult for the Fund to achieve its investment goal of maximum total return. At present, interest rates are currently at historical lows.

Changes in interest rates can affect bond income as well as bond prices. The Fund's monthly income will fluctuate with changes in the level of interest rates. Falling interest rates will cause the Fund's income to decline, as maturing bonds are reinvested at lower yields. Investors should understand that the current yield on the Fund's portfolio may not accurately represent its potential long-term yield.

To maximize the monthly income of the portfolio, the Fund's managers attempt to buy longer-term bonds when interest rates are falling and shorter-term bonds when rates are rising. These adjustments can help blunt the negative effects of interest rate changes, but cannot prevent fluctuation of the portfolio's income.

Leveraging/Borrowing Risk

Borrowings by the Fund may involve leveraging. Leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. If the securiteis held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

Liquidity Risk

The high-yield bond market is significantly less liquid than the investment-grade bond market. This creates a risk that the Fund may not be able to buy or sell necessary quantities of high-yield bonds at attractive prices, and that large purchases or sales of certain bonds may cause substantial price swings in the market.

The liquidity risk impacts the Fund by placing high transaction costs on portfolio turnover, and therefore could force the Fund to keep a portion of its assets in cash or liquid securities to minimize the need for frequent portfolio trading. These effects could make it more difficult for the Fund to achieve its investment goals. The Fund will not generally trade in securities for short-term profits.

Manager Risk

The Fund's managers pursue the highest total return with an emphasis on high current income for Fund shareholders. They seek to minimize the risks of high-yield bonds by using a disciplined management approach, diversifying the Fund's portfolio and doing careful credit research.

The performance of individual high-yield bond issues can vary widely. There could be periods of time when, despite careful research and analysis, poor security selection by the Fund's managers will cause the Fund to underperform other funds with similar investment objectives. Similarly, periods of notable outperformance may not be sustainable, and therefore should not be the sole criteria for an investor's decision to invest in the Fund.

Also, the Fund's managers do not attempt to benchmark any bond index, and therefore the Fund could perform differently than other similar funds. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Market Risk

The high yield bond market is significantly more volatile and is a much smaller market than the investment-grade bond market. The entire high-yield bond market can experience sharp and sudden swings. These swings might be caused by rapid changes in market psychology, volatility in the stock market, changes in securities regulations, changes in economic conditions, a highly-publicized default, or changes in asset allocations by major institutional investors.

It is difficult for the Fund's managers to consistently protect the Fund portfolio from general market risk. It is not an operating policy of the Fund to incur the expense of hedging against changes in the value of the Fund portfolio. Investors should expect fluctuations in the price of the Fund's shares due to general market swings, and some of these fluctuations will be sudden and unexpected.

Prepayment Risk

Virtually all high-yield bonds may be called by the issuer prior to final maturity. The Fund may experience losses when an issuer calls a bond held by the Fund earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

Smaller Company Risk

Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well-known to the investing public, may not have significant institutional ownership or analyst coverage, and their shares generally have lower trading volumes and are thus less liquid.

Political and International Crisis Risk

From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closure of the American markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale. Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could harm the value of the Fund's shares and harm the managers' ability to properly manage the Fund's portfolio, thereby increasing the potential of losses in the Fund.

Warrant Investment Risk

Warrants are rights to purchase securities at a specified time at a specified price. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Management of the Fund

Organization The Fund is a separate investment series of The Aegis Funds (the "Trust"), which is organized as a Delaware statutory business trust and is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

Investment Advisor Berno, Gambal & Barbee, Inc. ("BGB"), 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the Fund's investment advisor. The firm, which has operated as a registered investment advisor since 1994, manages private account portfolios and has served as portfolio manager of the Aegis Value Fund, Inc., a value stock mutual fund, since its inception May 15, 1998.

BGB manages the Fund subject to the supervision and oversight of the Board of Trustees of the Trust. The Advisor is authorized to make all decisions regarding the purchase and sale of Fund investments, as well as choose broker-dealers to execute Fund trades and obtain the best available price and most favorable execution of all transactions.

Portfolio Manager The portfolio manager principally responsible for overseeing the Fund's investments is William S. Berno, Managing Director of BGB, which he co-founded in 1994. He has worked in the securities industry since 1979 and is a Chartered Financial Analyst. Mr. Berno took his degree from the University of Virginia in 1975 and earned an MBA with distinction from the University of Michigan in 1977.

Advisor Compensation The Fund pays BGB a fee for managing the Fund's assets and making its investment decisions. As compensation for its services, BGB receives an annual advisory fee of 0.90% of the Fund's average net assets, accrued daily and paid monthly.

Fund Administrator BGB Fund Services, Inc., an affiliate of the Fund's Advisor, provides the Fund with various administrative and shareholder-related services. BGB Fund Services oversees the day-to-day administration and operations of the Fund and provides certain shareholder services, including transfer agency and related shareholder administrative services. Pursuant to a Fund Services Agreement entered into between the Fund and BGB Fund Services, BGB Fund Services receives an annual fee equal to 0.25% of the Fund's average daily net assets for the services that it provides to the Fund.

About Your Account

How to Purchase Shares The Fund's shares are sold without a sales charge. The price paid for shares is the net asset value per share next determined following the receipt of the purchase order in proper form by the Fund. "Proper form" is defined as including all required account information and payment, or instructions for payment by wire or from a broker. The Fund reserves the right to reject any specific purchase order and to suspend the offering of Fund shares to new investors. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

Calculation of Net Asset Value Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business. The net asset value per share is determined by dividing the total closing market value of the Fund's investments plus cash and other assets, including accrued income, less any liabilities, including accrued expenses, by the number of outstanding shares of the Fund.

In determining net asset value, securities held by the Fund are valued based on market quotations or on data furnished by an independent pricing service. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost. Securities for which market quotations or pricing service information are not readily available may be carried at their fair value as determined in good faith under procedures established and supervised by the Board of Trustees. When fair value-pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Opening an Account Shares of the Fund may be purchased directly from the Fund or through any existing brokerage account held by the investor if the broker has an agreement with the Fund. To permit investors to obtain the current net asset value, brokers are responsible for transmitting all orders to the Fund promptly.

To purchase shares directly from the Fund, an Account Application must be completed and signed. Applications are available on the Fund's website, www.aegisfunds.com, or by calling the Fund at (800)528-3780. The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $3,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, the Fund must obtain the following information:

    Your name;
    Physical residential address (although post office boxes are still permitted for mailing);
    Date of birth; and
    Social security number, taxpayer identification number, or other identifying number.

We may also ask for other information or ask to see certain identifying documents, such as your driver's license or passport, that will allow us to identify you. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services. Additional information may be required to open accounts for corporations and other non-natural persons.

To open a regular account at the Fund by mail, simply complete and return an Account Application with a check made payable to Aegis High Yield Fund. If you have any questions about the Fund or need assistance with your application, please call the Fund at (800)528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, partnership agreements, trading authorizations, powers of attorney, or other documents. Applications and checks should be mailed to:

Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

To open a regular account at the Fund and then wire money for the initial investment in the Fund, please complete and sign an Account Application, then call the Fund at (800)528-3780 before wiring the funds. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

UMB Bank, n.a.
ABA#101-000-695
FBO: Aegis High Yield Fund
Account # 9871063135

Joint Accounts Unless specified differently, accounts with two or more owners will be registered as "joint tenants with rights of survivorship." To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

IRA Accounts To open an IRA account with the Fund, please visit the Fund's website, www.aegisfunds.com, or call the Fund's office at (800)528-3780 to receive the necessary information and the IRA application to establish your account.

Additional Purchases To add money to an existing account at the Fund (the minimum additional purchase amount is $1,000), make your check payable to Aegis High Yield Fund, indicate your account number on the check, and mail it to the Fund at the above address. If wiring funds to your Fund account, be sure to wire for credit to Aegis High Yield Fund and include your name and account number in the wiring instructions. Additional shares may also be purchased through an existing brokerage account held by the investor if the broker has an agreement with the Fund.

Any purchase orders or funds received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value. All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.

No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor's brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

How to Redeem Shares Shareholders may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined net asset value after the Fund receives the redemption request in good form. Redemption requests received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value.

By Mail or Fax

To redeem shares held by the Fund in writing, send a request in good form to the Fund at:

Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Fax: (703)528-1395

A request "in good form" means that the request includes all of the following:

1.	The name of the Fund and the shareholder's account number.
2.	The amount of the transaction (specified in dollars or shares).
3.	Signatures of all owners exactly as they are registered on the account.
4.

For redemptions with a value greater than $25,000, all shareholder signatures must be guaranteed. Each shareholder signature for redemptions larger than $25,000 must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.

5.	Share certificates, if held by the shareholder.
6.	Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at (800)528-3780. The Fund does not accept telephone redemptions of shares.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds for recently purchased shares may be delayed until the purchase check has cleared, or up to fifteen days from the date of purchase, whichever occurs first. In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

If a shareholder redeems shares of the Fund with the assistance of a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

Retirement Distributions

A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and ascertaining the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

By Wire Transfer

A shareholder can request to have redemption proceeds wired to the shareholder's specified bank account, but full and complete wire instructions must be included in the written redemption request and the Fund's custodian will charge a fee to make the wire transfer.

Account Minimum

The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days' prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value, not attributable to market fluctuations, less than $1,000.

Responsibility for Fraud

The Fund will not be responsible for any account losses due to fraud so long as we reasonably believe that the person transacting on an account is authorized to do so. Please protect your account information and keep it private. Contact the Fund immediately about any transactions you believe to be unauthorized.

How to Exchange Shares Shares of the Fund may be exchanged for shares of the Aegis Value Fund. All exchange requests must be in writing. An exchange between funds is a sale and purchase transaction, and therefore is a taxable event. The written exchange request should be "in good form," as described in "How to Redeem Shares." The Fund does not accept telephone exchanges of shares. Exchanges are processed at the respective net asset value of each fund next determined after the receipt of the exchange request.

Excessive exchanges can harm the management of the Fund and increase the Fund's costs for all shareholders. Therefore, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, four exchanges per account, tax identification number, social security number or related investment group are permitted into or out of the Fund in any one-year period. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time for any reason.

Dividends and Distributions The Fund expects to declare and pay income dividends monthly, representing substantially all of the Fund's net investment income. Capital gains, if any, will be distributed annually by the Fund, generally in December. The amount of the Fund's distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a capital gains distribution, such distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution.

Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and/or capital gain distributions in cash.

Tax Consequences Generally, distributions from the Fund's net investment income and short-term capital gains are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

o	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
o	Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
o	A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
o

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Sale of Shares

The redemption or exchange of Fund shares is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and state tax. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding

By law, some Fund shareholders may be subject to "backup withholding" on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund; (ii) who, to the Fund's knowledge, have furnished an incorrect number; or (iii) from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding or is exempt from backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Foreign shareholders may be subject to special withholding requirements.

Shareholder Accounts and Services

Account Information The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website The Fund maintains a website for current and prospective investors that contains information about the Fund and its history. The Fund's website address is http://www.aegisfunds.com. The website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail and provides links to complementary websites for additional information. This website is not considered a part of this Prospectus.

Appendix

Ratings of Long-Term Corporate Debt Securities
Moody's	S&P	Fitch	Definition
Aaa	AAA	AAA	Highest quality
Aa	AA	AA	High quality
A	A	A	Upper medium grade
Baa	BBB	BBB	Medium grade
Ba	BB	BB	Speculative
B	B	B	Highly speculative
Caa	CCC, CC	CCC, CC	Vulnerable to default
Ca	C	C	Default is imminent
C	D	DDD, DD, D	Probably in default

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AEGIS HIGH YIELD FUND
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone: (800)528-3780
Fax: (703)528-1395
Internet: www.aegisfunds.com

FOR MORE INFORMATION:

You can learn more about the Aegis High Yield Fund in the following documents:

Annual/Semi-Annual Report to Shareholders

 The annual shareholder report includes a discussion of recent market conditions and Fund investment strategy, financial statements, detailed performance information, portfolio holdings, and the auditor's report. Semi-annual reports provide unaudited financial statements.

Statement of Additional Information (SAI)

 The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (and is legally a part of this Prospectus).

For a free copy of the current annual/semi-annual report, when available, or the SAI, please call the Fund at (800)528-3780 or visit the Fund website at www.aegisfunds.com.

You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-21399

THE AEGIS FUNDS

AEGIS HIGH YIELD FUND

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2004

This Statement of Additional Information ("SAI") supplements the current Prospectus of Aegis High Yield Fund (the "Fund") dated January 1, 2004. This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund in writing at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 or by calling (800)528-3780. Please retain this document for future reference.

Table of Contents

                                                                                                                                                                                        Page

Description of the Fund and Its Investments and Risks

Management of the Fund

Proxy Voting Policy

Principal Holders of Shares

Investment Advisory Services

Distributor

Fund Administrator and Transfer Agent

Custodian

Independent Public Accountants

Brokerage Allocation

Organization and Capitalization

Purchase, Redemption and Pricing of Shares

Tax Status

Calculation of Performance Data

Financial Statements

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Description of the Fund and Its Investments and Risks

The Aegis Funds (the "Trust") is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is organized as a Delaware statutory trust, and its Board of Trustees is responsible for overseeing the Trust's affairs. The Trust currently offers one investment series, Aegis High Yield Fund (the "Fund"). Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a "no-load" mutual fund.

Fund Investment Policies. The following investment policies and limitations supplement those set forth in the Fund's Prospectus. As stated in the Prospectus, the Fund's investment objective is maximum total return with an emphasis on high current income. Except for the fundamental investment policies set forth below, the Fund's investment objective, policies and limitations described in this SAI are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified 60 days' prior to a material change in an operating policy affecting the Fund.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations. It should be noted that Item 3 below regarding borrowing, and the limitation on ownership of restricted/illiquid securities discussed further below, will be applied at all times and not just at the initial time of the transaction.

Fundamental Investment Policies

The Fund's fundamental investment policies cannot be changed without the approval of the Fund's "majority of the outstanding voting securities," which is defined in the Investment Company Act of 1940 to mean the lesser of: (1) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (2) more than 50% of the Fund's outstanding shares).

The Fund may not, as a matter of fundamental policy:

1)

With respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies.

2)

Invest 25% or more of its total assets in securities or issuers in any one industry. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

3)

Borrow money, except that the Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Fund's total assets, and (iii) borrow money in an additional amount up to 5% of the value of the Fund's assets on a secured or unsecured basis from banks for temporary or emergency purposes.

4)

Loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements. However, the Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times).

5)	Issue senior securities, as defined in the Investment Company Act of 1940.
6)	Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.
7)

Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interests therein.

8)

Purchase or sell physical commodities or commodity futures contracts, except as permitted by the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to Item No. 8, above, while the Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the Investment Company Act of 1940, the investment adviser has no present intention to utilize investments of this type for the Fund.

Investment Policies, Principal Investment Strategy and Risk Factors

Principal Investment Strategy--Lower-Rated Debt Securities. The Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its assets in debt securities rated within the lower grades of Moody's Investor Service ("Moody's"), Inc., Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc.'s ("Fitch") credit ratings. Debt securities in the lower rating categories (rated below BBB by S&P or Baa by Moody's) are commonly referred to as "junk bonds" and have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For purposes of the Fund's 80% investment strategy, "assets" of the Fund means net assets plus the amount of any borrowings for investment purposes. See Appendix A for further information on credit ratings. The Fund may also invest up to 20% of its assets in other types of investments that are in addition to its investments in lower-rated debt securities. Due to the nature and amount of the Fund's assets that may be committed to such other investments, the Fund does not designate any investment strategies as non-principal strategies and thus deems each of its investments to be principal investments to be followed in furtherance of its stated investment objective.

The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities:

1)

Youth and Growth of the Lower-Rated Debt Securities Market. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more risky than investment in shares of a fund which invests only in higher-rated debt securities.

2)

Sensitivity to Interest Rate and Economic Changes. Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

3)

Liquidity and Valuation. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Foreign Securities. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. These movements will affect the Fund's share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Borrowing and Leveraging. The Fund may borrow up to 33-1/3% of its assets in order to meet redemption requests or to make investments (a practice known as "leveraging"). Borrowing may be unsecured. The Investment Company Act of 1940, as amended ("1940 Act"), requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund will be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, its portfolio securities. The Fund may also borrow money in an additional amount up to 5% of the value of its assets at the time of such borrowings for temporary or emergency purposes.

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased, which will reduce net income.

Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend up to 33 ?% of its total assets to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor has determined are "qualified" under the creditworthiness guidelines established by the Board.

Restricted/Illiquid Securities. The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements, which may include Rule 144A securities. Rule 144A securities are securities that are restricted as to resale among those eligible institutional investors that are referred to in Rule 144A under the Securities Act of 1933 as "qualified institutional buyers" (or "QIBs"). The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets, and such limitation will apply at all times, not just at the time of initial purchase. Restricted and illiquid securities will be valued in such manner as the Fund's Board of Trustees in good faith deem appropriate to reflect their fair value. The Board of Trustees has delegated to the Adviser the duty for determining the value of the Fund's securities, including any restricted or illiquid securities held by the Fund. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions. Investments in restricted and illiquid securities involve certain risks. Investments in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers (QIBs) are unwilling to purchase these Rule 144A securities and they must be deemed illiquid. Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so. The market prices of illiquid securities are generally more volatile than those for more liquid securities.

Temporary Defensive Position. For temporary defensive purposes, the Fund may hold 100% of its total assets in cash reserves during times of unusual market volatility or a persistently declining market. At these times, the Fund will hold cash, money market funds, repurchase agreements on government securities, short-term government securities, government agency securities, or commercial paper with maturities generally less than sixty days. Such a temporary defensive position will mean that the Fund's portfolio will have a shorter weighted average maturity than normal (i.e. in the three-to-eight year range) and that typically yields on these short-term securities will be lower than the yields on the debt securities in which the Fund normally invests. A temporary defensive position may be, therefore, inconsistent with the Fund's investment objectives.

The Fund's portfolio generally consists of intermediate-term high-yield bonds having a weighted average maturity in the three-to-eight year range.

Portfolio Turnover. The Fund makes long-term investments and does not engage in any short-term trading strategies. The Fund calculates its portfolio turnover rate by dividing the lesser of portfolio purchases or portfolio sales, excluding short-term securities, by the average month-end value of portfolio securities owned by the Fund during the fiscal year.

While the Fund's portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund's average portfolio turnover will not exceed 50% annually. It is the intention of the Fund to hold its securities as long as they remain undervalued and to benefit from the lower transaction costs available to long-term holders of fixed income securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

 Management of the Fund

Board of Trustees. The operations of the Trust are supervised by its Board of Trustees, who are responsible for representing the interests of the Fund's shareholders. The Trustees' duties are established by state and federal law. In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund. Trustees also have a duty to exercise loyalty to the Fund's shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Board has five members, three of whom are independent of the Fund's management ("Independent Trustees"). The two remaining Trustees are also officers and directors of the Fund's investment advisor and are, therefore, considered to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. The Board elects the officers of the Trust to actively supervise the day-to-day operations of the Trust. The Trustees serve for an indefinite period.

Information about each officer and Trustee of the Trust is provided in the table below:

Name, Address, and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees**
Edward P. Faberman Age: 57 1500 K Street N.W. Suite 250 Washington, D.C. 20005	Trustee since 2003	Attorney with the law firm of Ungaretti & Harris since 1996.	2	None
Eskander Matta Age: 33 550 California Street, 2nd Floor San Francisco, CA 94111	Trustee since 2003	Vice President of Enterprise Internet Services, Wells Fargo & Co. since 2002; Director of Strategic Consulting, Cordiant Communications Group in 2001. Trustee-Strategic Consulting of Organic, Inc. 1999-2001; Investment banker, Credit Suisse First Boston, 1996-1999.	2	None
Albert P. Lindemann III Age: 41 121 West Trade Street, Suite 2550 Charlotte, NC 28202	Trustee since 2003	Investment analyst with Faison Enterprises, (real estate investment) since 2000; Real estate development, Trammell Crow Company, 1995-2000.	2	None
Interested Trustees**
William S. Berno Age: 49 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President and Trustee since 2003	President and Managing Director of Berno Gambal & Barbee, Inc. since 1994.	2	None
Scott L. Barbee Age: 32 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Treasurer and Trustee since 2003	Treasurer and Managing Director of Berno, Gambal & Barbee Inc. since 1997.	2	The MIIX Group, Inc.
Officer of the Fund who is not also a Trustee
Paul Gambal Age: 44 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Secretary since 2003	Chairman, Secretary and Managing Director of Berno, Gambal & Barbee Inc. since 1994.	N/A	N/A

* As used in this SAI, "Fund Complex" includes the Fund and the Aegis Value Fund, a small-cap equity fund.

** The "Independent Trustees" are those Trustees that are not considered "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940.

Committees of the Board. The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. The Audit Committee oversees the Trust's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors. The members of the Audit Committee include all of the Board's Independent Trustees: Messrs. Faberman (Chairperson), Matta and Lindemann. The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees. The purpose of the Valuation Committee, which is also comprised of all of the Independent Trustees, is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures.

Share Ownership by Trustees. As of December 31, 2002, the Trustees of the Fund owned the following dollar amounts of shares in the Fund and Fund complex:*

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Edward P. Faberman	None	$10,001-$50,000
Eskander Matta	None	$10,001-$50,000
Albert P. Lindemann III	None	None
Interested Trustees
William S. Berno	None	over $100,000
Scott L. Barbee	None	over $100,000

* The Fund had not yet commenced operations as of December 31, 2002.

Compensation. The Trust does not pay any fees or compensation to its officers or Interested Trustees, but the Independent Trustees each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend. In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust offers no retirement plan or other benefits to its Trustees.

The following table sets forth information regarding the compensation of the Independent Trustees by the Fund and the Fund complex for the fiscal year ended December 31, 2002:

Independent Trustee	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex
Edward P. Faberman	-0-	$4,000
Eskander Matta	-0-	$4,000
Albert P. Lindemann III	-0-	$4,000

* The Fund had not yet commenced operations as of December 31, 2002.

Code of Ethics. Rule 17j-1 under the Investment Company Act of 1940 is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust's investment activities. The Board of Trustees and the Fund's investment advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1. The Code of Ethics applies to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes. Copies of the Code of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policy

In accordance with a proxy voting policy approved by the Fund's Board of Trustees, BGB votes proxies in a manner that it believes best serves the interests of Fund investors in their capacity as shareholders of a company. BGB believes that this is consistent with U.S Securities and Exchange Commission ("SEC") and U.S. Department of Labor guidelines, which state that an investment manager's primary responsibility as a fiduciary is to vote in the best interest of its clients. As the Fund's investment manager, BGB is primarily concerned with maximizing the value of the Fund's investment portfolio. In proxy voting, there are many potential conflicts of interest between management and shareholders. BGB seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company.

In the case of the fund portfolio, for which BGB has been given full discretion with regard to proxies, BGB will vote based on the principle of maximizing shareholder value, as described above.

Proxy Decision-Making Process. All proxies are reviewed by BGB's designated Proxy Officer. The Proxy Officer votes the proxies according to these guidelines and consults the Lead Portfolio Manager regarding issues not clearly covered by these guidelines. The Proxy Officer and the principals of BGB review these guidelines and issue not clearly covered by these guidelines and decide upon appropriate policy changes.

Conflicts of Interest. BGB is sensitive to conflicts of interest that may arise in the proxy decision making process. BGB is committed to resolving all conflicts in its clients' collective best interest. When proxy voting proposals give rise to conflicts of interest and are not addressed by this Proxy Voting Policy, the Proxy Officer will consult with BGB's Compliance Officer and principals. Material conflicts will be reviewed and resolved with outside legal counsel.

How to Obtain the Fund's Proxy Voting Record. Information regarding how BGB, on behalf of the Fund, voted proxies relating to the Fund's portfolio securities during the six-month period ended June 30, 2004 will be available without charge on the Fund's website at http://aegisvaluefund.com and on the SEC's website at http://www.sec.gov..

Principal Holders of Shares

Principal Stockholder and Control Person. As of the date of this SAI, the Fund had a single shareholder, William S. Berno, 1100 N. Glebe Road, Suite 1040, Arlington, VA 22201. Mr. Berno, also a Trustee of the Trust, owned 100% of the outstanding shares of the Fund. By virtue of his full ownership interest, Mr. Berno had full voting control of the outstanding shares of the Fund and therefore, full control over the operations of the Fund on that date.

Investment Advisory Services

Investment Advisor of the Fund. The Fund is advised by Berno, Gambal & Barbee, Inc. ("BGB") under an Investment Advisory Agreement approved by the Board of Trustees and shareholders on August 15, 2003. BGB is a value-oriented investment advisory firm founded in 1994, and has served as investment advisor of the Aegis Value Fund, Inc. since its inception in 1998. BGB manages over $300 million of private client and mutual fund assets.

Each of the principals of BGB serves as an officer and director of that firm. William Berno serves as President and a board member of BGB, and also holds those same positions with the Fund. Scott Barbee serves as Treasurer and a board member of BGB, and also holds those same positions with the Fund. Paul Gambal serves as Chairman, Secretary and a Director of BGB, and also holds the position of Secretary of the Fund. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of BGB and are therefore considered to be "controlling persons" of the Fund's investment advisor.

Advisory Services. Under the Investment Advisory Agreement, BGB determines the composition of the Fund's portfolio and supervises the investment management of the Fund. BGB also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. BGB furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and Trustees of the Fund who are affiliated with BGB.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; trustee compensation and expenses; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees. As compensation for its services to the Fund under the Investment Advisory Agreement, BGB is entitled to receive an annual advisory fee of 0.90% of the Fund's average net assets.

The Fund pays BGB the advisory fee on a monthly basis, computed based on the average net assets for the preceding month. As a means of reducing the Fund's operating expense ratio, BGB has entered into an expense limitation agreement with the Fund pursuant to which BGB has agreed to waive fees and/or reimburse the Fund's expenses for the Fund's current fiscal year in order to limit the Fund's total operating expense to 1.20% of the Fund's average daily net assets. The Fund has agreed to repay BGB for amounts waived or reimbursed by BGB pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's total annual operating expenses to exceed 1.20% and repayment is made within three years after the year in which BGB incurred the expense.

Board Consideration of Investment Advisory Agreement. In connection with its consideration of the adoption of the Investment Advisory Agreement, the Board of Trustees requested, and BGB provided, information and data relevant to the Board's consideration. The Board reviewed information on expense ratios and management fees for certain comparable funds. The Board discussed the proposed advisory fee of 0.90% of the Fund's average daily net assets and the Expense Limitation Agreement between the Fund and BGB, pursuant to which BGB has agreed through December 31, 2004 to limit its fee and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to an annual rate of 1.20% (as a percentage of the average daily net assets of the Fund). The Board agreed that the proposed fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services to be provided by BGB to the Fund. The Board took note of the fact that BGB also currently serves as investment adviser to another mutual fund affiliated with the Fund having total assets of approximately $250 million, and they noted the level and quality of service provided by BGB to that fund. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as proposed, are fair and reasonable and the Board voted to approve the Agreement.

Distributor

The Fund serves as its own distributor of the Fund's shares. The Fund receives no additional compensation related to its services as distributor.

Fund Administrator and Transfer Agent

BGB Fund Services, Inc., an affiliate of BGB, serves as the Fund's transfer agent and dividend-paying agent under an agreement dated August 14, 2003. The principal business address of BGB Fund Services, Inc. is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

The agreement is effective for successive annual periods, provided it is approved annually by the Fund's Board of Trustees. BGB Fund Services, Inc. also provides fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation.

Under the agreement, the Fund pays BGB Fund Services, Inc. a service fee at the annual rate of 0.25% of the Fund's average net assets.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities. The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Public Accountants

The Trust has engaged the accounting firm of PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, to perform an annual audit of the Fund's financial statements.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, BGB is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the net price paid by the Fund usually includes an underwriting concession or dealer spread.

When purchasing or selling securities in the secondary market, BGB seeks to obtain best execution at the most favorable prices through reputable broker-dealers and, in the case of agency transactions, at competitive commission rates. While BGB seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller or foreign bond issues may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. BGB intends to use BGB Securities, Inc., BGB's affiliated broker-dealer, for brokerage transactions where, in its judgment, BGB will be able to obtain a price and execution at least as favorable as other qualified brokers. BGB Securities, Inc. may serve as a broker for the Fund in any securities transaction; however, in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in transactions conducted on an agency basis.

Brokerage Selection. Allocation of transactions, including their frequency, to various brokers is determined by BGB in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt, efficient and full execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, BGB may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions.

In executing such transactions, BGB makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by BGB in determining the overall reasonableness of brokerage costs paid. No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by BGB in servicing all of its accounts, and not all of such services may be used by BGB in connection with the Fund. While the receipt of research services has not reduced BGB's internal research activities, BGB's expenses could be materially increased if it were to generate such research internally. To the extent that such research services are provided by others, BGB is relieved of expenses it may otherwise incur.

The Fund's Board of Trustees will review from time to time all of the Fund's portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of spreads and commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the Independent Trustees of the Fund.

Organization and Capitalization

Organization. The Trust is a Delaware statutory business trust organized on July 11, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund. The Trust has one investment series, the Fund. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Shares of Beneficial Interest. The Trust will issue new shares at its most current net asset value. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the Investment Company Act of 1940. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights except that expenses allocated to a Class of shares may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders. Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the Prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.

Redemptions. Shares may be redeemed at net asset value, as outlined in the Prospectus. The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the "Net Asset Value" section of the Prospectus.

Pricing of Shares. The purchase and redemption price of Fund shares is based on the Fund's next determined net asset value per share. See "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

Tax Status

General. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.

Should the Fund not qualify as a "regulated investment company" under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund's net asset value and result in lower returns to the Fund's shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax. The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

Distributions in General. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distributions, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from the Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

Dispositions. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be require to withhold federal income tax at a rate of 28% in 2003 ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood the ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Calculation of Performance Data

Method of Calculation. The Fund calculates its performance on a total return basis, assuming reinvestment of all distributions by the shareholder. All performance information provided by the Fund is historical and is not intended to indicate future returns. The Fund's share price and total return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. This performance information may be expressed as "average annual return" and as "total return."

Total return may apply to a particular time period's cumulative return or may also be shown as the increased dollar value of an investment over a particular time period. Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period.

The Fund's average annual return is computed in accordance with a standardized method prescribed by the SEC. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund's average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

Average annual total returns (before and after taxes) and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Yield Quotation. The Fund yield is also computed in accordance with standardized methods prescribed by SEC rules. Based on the 30-day or one month period ended on the date of its most recent balance sheet included in its registration, the Fund divides its net investment income per share earned during the period by the maximum offering price per share on the last day of the period. Undeclared earned income, earned and expected to be declared as a dividend shortly after the end of the period, may be subtracted from the maximum offering price.

Under the SEC formula, the Fund's net investment income for the period, as defined, is divided by the product of the Fund's average daily net number of shares outstanding during the period multiplied by the Fund's maximum offering price per share on the last day of the period. This monthly yield is then added to 1 and raised to the sixth power. The annual yield is then calculated by subtracting 1 and multiplying by 2.

Investment income is determined by calculating the yield to maturity of each security held by the Fund based on its market value, including actual accrued interest, at the close of business on the last day of the period, or for securities purchased during the month, the purchase price plus actual accrued interest. The maturity of a security with a call feature is the next call date on which the security is reasonably likely to be called. The yield to maturity is then divided by 360 and multiplied by 30 to calculate the monthly income. Dividend income, solely for the purpose of calculating yield, is recognized by accruing 1/360 of the stated dividend rate for each day that the security is held.

When the Fund quotes its SEC-calculated yield, it will disclose the length of and the last day of the time period used in calculating the quotation.

Historical Performance. The Fund has not yet commenced operations, and therefore has no historical performance record. The returns of the Fund, when available, will be compared to its benchmark, the Lehman Brothers High-Yield Bond Index. The comparison to the Lehman Brothers High-Yield Bond Index will show how the Fund's total returns compared to the record of a broad market index of high-yield bonds.

Financial Statements. The audited Statement of Assets and Liabilities dated September 30, 2003 is set forth below.

Aegis High Yield Fund
Statement of Assets and Liabilities
September 30, 2003

Dated as of September 30, 2003

   ASSETS

Cash	100,000

Net Assets	$ 100,000

Offering and redemption price per share	$ 10.00

Net Assets Consist of:
Paid-in-capital applicable to 10,000 shares of $0.001 par value capital stock outstanding; 100,000,000 shares authorized	$ 100,000

Aegis High Yield Fund
Statement of Assets and Liabilities
September 30, 2003

Aegis High Yield Fund (the fund) is a separate investment series of The Aegis Funds (the "Trust"), which is organized as a Delaware statutory business trust and is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940. Through September 30, 2003, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the fund at $10.00 per share on September 29, 2003 to William S. Berno. The sale was settled in the ordinary course of business on September 29, 2003 with the transfer of $100,000 cash.

The fund is treated as a separate taxable entity for income tax purposes.  The fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  In addition, the fund intends to make distributions as required to avoid excise taxes.  Accordingly, no provision for Federal income or excise tax is necessary.

Through September 30, 2003 the fund incurred organization and initial registration expenses in the amount of $3,000, which the advisor has paid on the fund's behalf. The fund has entered into an investment advisory agreement with Berno, Gambal & Barbee, Inc. (the "advisor"). Under the terms of the investment advisory agreement, the advisor is required to bear all expenses of the fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2004, which would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20%.

Report of Independent Auditors

To the Board of Directors and Shareholders of Aegis High Yield Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Aegis High Yield Fund (the "Fund") at September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

September 30, 2003

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH IBCA, INC.

LONG-TERM CREDIT RATINGS

Investment Grade
AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

A "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category, to categories below 'CCC'.

SHORT-TERM CREDIT RATINGS

A Short-Term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. Public Finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

A "+" may be appended to a 'F1' rating denote relative status within the category. Indicators are designated as "Positive", indicating a potential upgrade, " Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Expected ratings, denoted by an "(EXP)" suffix, are preliminary ratings that are usually contingent upon the receipt of final documents conforming to information already received.

Occasionally, two short term Short-Term Note/Demand Ratings may be combined; the first rating reflects the likelihood of full and timely payment of principal and interest as scheduled over the short term, while second rating reflects the likelihood of full payment of purchase price to the bondholder in the event of a put (full repayment demanded).

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)	Certificate of Trust[1]
(a)(2)	Declaration of Trust[1]
(b)	By-Laws[1]
(c)	Certificates for Shares are not issued
(d)	Investment Advisory Agreement with Berno, Gambal & Barbee, Inc. for The Aegis High Yield Fund[2]
(e)	Not applicable.
(f)	Not Applicable
(g)	Custodian Agreement with UMB Bank, n.a.[2]
(h)(1)	Fund Services Agreement with BGB Fund Services, Inc.[2]
(h)(2)	Expense Limitation Agreement with Berno, Gambal & Barbee, Inc.[2]
(i)	Opinion and Consent of Dechert LLP[2]
(j)	Consent of Independent Accountants[2]
(k)	Not Applicable
(l)	Initial Capital Agreement[2]
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Codes of Ethics[2]

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_________________

1 Incorporated by reference to the initial registration statement filed on Form N-1A as filed with the Securities and Exchange Commission on July 11, 2003.

2 Filed herewith.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not applicable.
ITEM 25.	INDEMNIFICATION
Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND THEIR OFFICERS AND DIRECTORS

William S. Berno, Paul Gambal and Scott L. Barbee have been officers and directors of the Investment Advisor during the past two fiscal years. There have been no other connections of a substantial nature in which the officers or directors of the Investment Advisor have been involved during the last two years.

ITEM 27.	PRINCIPAL UNDERWRITER
The Trust is a self-issuing entity.
ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Each account, book and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Trust located at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

ITEM 29.	MANAGEMENT SERVICES
Not Applicable.
ITEM 30.	UNDERTAKINGS.
None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, Commonwealth of Virginia on the 30th day of December, 2003.

THE AEGIS FUNDS
By:	/s/ William S. Berno William S. Berno President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ William S. Berno William S. Berno	Trustee and President (Principal Executive Officer)	December 30, 2003

/s/ Scott L. Barbee Scott L. Barbee	Trustee and Treasurer (Principal Financial Officer)	December 30, 2003

/s/ Edward P. Faberman Edward P. Faberman*	Trustee	December 30, 2003

/s/ Eskander Matta Eskander Matta*	Trustee	December 30, 2003

/s/ Albert P. Lindemann III Albert P. Lindemann III*	Trustee	December 30, 2003
By: /s/ William S. Berno William S. Berno Attorney-in-fact*

* Pursuant to powers of attorney filed herewith.

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THE AEGIS FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno, Paul Gambal and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements in the name of The Aegis Funds and any amendments or supplements thereto, and to file the same, with all other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the date indicated below.

NAME	DATE
/s/ Edward P. Faberman Edward P. Faberman Trustee	August 15, 2003

THE AEGIS FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno, Paul Gambal and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements in the name of The Aegis Funds and any amendments or supplements thereto, and to file the same, with all other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the date indicated below.

NAME	DATE
/s/ Eskander Matta Eskander Matta Trustee	August 15, 2003

THE AEGIS FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno, Paul Gambal and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements in the name of The Aegis Funds and any amendments or supplements thereto, and to file the same, with all other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the date indicated below.

NAME	DATE
/s/ Albert P. Lindemann III Albert P. Lindemann III Trustee	August 15, 2003